[EQ LOGO]                                         INCOME MANAGER(SM) ACCUMULATOR
                                 COMBINATION VARIABLE AND FIXED DEFERRED ANNUITY
                             (NON-QUALIFIED) Enrollment Form under Group Annuity
                    Contract No. AC 6725 and Application for Individual Contract


--------------------------------------------------------------------------------
1.  OWNER      |_| Individual     |_| Trustee (for an individual)


-----------------------------------------------   ------------------------------
Name (First, Middle, Last)                        Date of Birth (Month/Day/Year)


-----------------------------------------------   ------------------------------
Address (Street, City, State, Zip Code)           Social Security No./TIN


---------------------   -----------------------   |_| Male   |_| Female
Home Phone Number       Office Phone Number



2.  ANNUITANT IF OTHER THAN OWNER


-----------------------------------------------   ------------------------------
Name (First, Middle, Last)                        Date of Birth (Month/Day/Year)


-----------------------------------------------   ------------------------------
Address (Street, City, State, Zip Code)           Social Security No./TIN

---------------------   -----------------------   --------------------------    |_| Male   |_| Female
Home Phone Number          Office Phone Number    Relationship to Owner


3.  BENEFICIARY(IES) IF MORE THAN ONE - INDICATE %. TOTAL MUST EQUAL 100%.


--------------------------------   -----------------------------------   -------
Name (First, Middle, Last)         Relationship to Annuitant                   %


--------------------------------   -----------------------------------   -------
Name (First, Middle, Last)         Relationship to Annuitant                   %


--------------------------------   -----------------------------------   -------
Name (First, Middle, Last)         Relationship to Annuitant                   %


--------------------------------   -----------------------------------   -------
Name (First, Middle, Last)         Relationship to Annuitant                   %


|_| If you are both the Owner and Annuitant you may designate your spouse as the Successor Owner/Annuitant by checking the box and completing the following information. Your spouse must also be named as the sole primary beneficiary.


------------------------------------   -----------------------------------------      |_| Male   |_| Female
Spouse's Social Security No.           Spouse's Date of Birth (Month/Day/Year)



4.  ANNUITY COMMENCEMENT AGE


SPECIFY AGE:__________________ (Annuitant's age 90 if not indicated)



5.   INITIAL CONTRIBUTION INFORMATION


TOTAL INITIAL CONTRIBUTION: $______________________________

METHOD OF
PAYMENT:   |_| By check payable to Equitable Life |_| By wire |_| 1035 Exchange



--------------------------------------------------------------------------------
            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
        Income Management Group, P.O. Box 1547, Secaucus, N.J. 07096-1547
                                 (800) 338-3434
(1/98)                   Part of Income Manager Portfolio        cat. no. 126737

6. GUARANTEED BENEFIT ELECTION ANNUITANT ISSUE AGES 20 THROUGH 75 HAVE A CHOICE OF PLAN A OR PLAN B. FOR ANNUITANT ISSUE AGES 76 THROUGH 83 AND NEW YORK RESIDENTS, PLAN B WILL APPLY.

|_| PLAN A (baseBUILDER Combined Guaranteed Minimum Death Benefit and
    Guaranteed Minimum Income Benefit)

|_| PLAN B (Guaranteed Minimum Death Benefit only)


7.  SYSTEMATIC WITHDRAWALS  (OPTIONAL)

FREQUENCY:       |_| Monthly       |_| Quarterly       |_| Annually

Start Date: ________________ (Month, Day)


AMOUNT OF WITHDRAWAL:  $_______________ or _______________%


WITHHOLDING ELECTION INFORMATION (Please refer to enrollment form/application instructions before completing)

A. |_| I do not want to have Federal income tax withheld. (
       U.S. residence address and Social Security No./TIN required)

B. |_| I want to have Federal income tax withheld from each payment.


8. SUCCESSOR OWNER (OPTIONAL) AVAILABLE ONLY IF THE OWNER AND ANNUITANT ARE DIFFERENT PERSONS

------------------------------------------   -----------------------------------    |_| Male  |_| Female
Name (First, Middle, Last)                   Date of Birth (Month/Day/Year)


------------------------------------------------------   -----------------------
Address (Street, City, State, Zip Code)                  Social Security No./TIN


9.  SUITABILITY

A.  Did you receive the INCOME MANAGER ACCUMULATOR prospectus?   |_| Yes  |_| No


-----------------------------------   ------------------------------------------
Date of Prospectus                    Date(s) of any Supplement(s) to Prospectus

B. Will any existing life insurance or annuity be (or has it been) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the
    Certificate/Contract applied for will be issued?      |_| Yes |_| No
    If Yes, complete the following:


----------------  -----------------  ------------  -----------------------------
Year Issued       Type of Plan       Company       Certificate/Contract Number


C. National Association of Securities Dealers, Inc. (NASD) information (as required by the NASD)



------------------------------------------------     ---------------------------
Employer's Name & Address                            Owner's Occupation


--------------------------------------               ---------------------------
Estimated Annual Family Income                       Estimated Net Worth

Investment Objective:     |_| Income   |_| Income & Growth   |_| Growth
                          |_| Aggressive Growth   |_| Safety of Principal

Is Owner or Annuitant associated with or employed by a member
of the NASD?                    |_| Yes     |_| No


10.  SPECIAL INSTRUCTIONS


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                                              Accumulator page 2
(1/98)                                                            cat. no 126737

11. ALLOCATION AMONG INVESTMENT OPTIONS  CHOOSE A, B OR C

                                                      (1) GUARANTEE PERIODS
                                                          -----------------
                                           February 15, 1999.............             %
                                                                         -------------

   -]A. |_| SELF-DIRECTED ALLOCATION       February 15, 2000.............             %
                                                                         -------------
   Allocate initial contribution
   between "(1) GUARANTEE PERIODS" and     February 15, 2001.............             %
   "(2) INVESTMENT FUNDS."  The                                          -------------
   total of (1) and (2) must equal
   100%.                                   February 15, 2002.............             %
                                                                         -------------

                                           February 15, 2003.............             %
                                                                         -------------

                                           February 15, 2004.............             %
                                                                         -------------

                                           February 15, 2005.............             %
                                                                         -------------

                                           February 15, 2006.............             %
                                                                         -------------

                                           February 15, 2007.............             %
                                                                         -------------

                                           February 15, 2008.............             %
                                                                         -------------
                                                                                          SUBTOTAL............             % (1)
   -]B. |_| PRINCIPAL ASSURANCE                                                                                ------------
                                                       (2) INVESTMENT FUNDS
   Under Principal Assurance, an                           ----------------
   amount is allocated to a Guarantee
   Period so that its maturity value
   will equal the initial contribution      EQUITY SERIES:
   in the year selected.                    --------------
                                              DOMESTIC EQUITY

                                              Alliance Common Stock........................                 %
    SELECT MATURITY YEAR:                                                                  -----------------

    |_| 2005  |_| 2006  |_| 2007              Alliance Growth & Income.....................                 %
    |_| 2008                                                                               -----------------

   Allocate the remaining amount of           BT Equity 500 Index..........................                 %
   the initial contribution only to                                                        -----------------
   "(2) INVESTMENT FUNDS."
   The total must equal 100%.                 EQ/Putnam Growth & Income Value..............                 %
                                                                                           -----------------

                                              MFS Research.................................                 %
                                                                                           -----------------

                                              Merrill Lynch Basic Value Equity.............                 %
                                                                                           -----------------

                                              T. Rowe Price Equity Income..................                 %
                                                                                            -----------------
                                            INTERNATIONAL EQUITY

                                              Alliance Global..............................                 %
                                                                                           -----------------

                                              Alliance International.......................                 %
                                                                                           -----------------

                                              BT International Equity Index................                 %
                                                                                           -----------------

                                              Morgan Stanley Emerging Markets Equity.......                 %
                                                                                           -----------------

                                              T. Rowe Price International Stock............                 %
                                                                                           -----------------
                                              AGGRESSIVE EQUITY

   -]C. |_| SPECIAL DOLLAR COST               Alliance Aggressive Stock....................                 %
            AVERAGING                                                                      -----------------

   The initial contribution is                Alliance Small Cap Growth....................                 %
   allocated to the Alliance Money                                                         -----------------
   Market Fund.  Thereafter,
   amounts are transferred                    BT Small Company Index.......................                 %
   monthly over a twelve month period                                                      -----------------
   from the Alliance Money Market
   Fund to the other Investment Funds
   based on the percentages you               MFS Emerging Growth Companies................                 %
   indicate under "(2) INVESTMENT FUNDS."                                                  -----------------
   The total must equal 100%.
   Do not indicate a percentage for the       Warburg Pincus Small Company Value...........                 %
   Alliance Money Market Fund.                                                             -----------------

                                            ASSET ALLOCATION SERIES:
                                            ------------------------

                                              Alliance Conservative Investors..............                 %
                                                                                           -----------------

                                              Alliance Growth Investors....................                 %
                                                                                           -----------------

                                              EQ/Putnam Balanced...........................                 %
                                                                                           -----------------

                                              Merrill Lynch World Strategy.................                 %
                                                                                           -----------------

                                            FIXED INCOME SERIES:
                                            --------------------

                                              AGGRESSIVE FIXED INCOME

                                              Alliance High Yield..........................                 %
                                                                                           -----------------
                                              DOMESTIC FIXED INCOME

                                              Alliance Intermediate Gov't. Securities......                 %
                                                                                           -----------------

                                              Alliance Money Market........................                 %
                                                                                           -----------------

                                                                                           SUBTOTAL...........              %(2)
                                                                                                                ------------

                                                                                                 TOTAL..............100%.


--------------------------------------------------------------------------------
|_| REBALANCING* The allocation among the Investment Funds will be periodically re-adjusted according to the allocation percentages you indicate above. SELECT
REBALANCING FREQUENCY:   |_| Quarterly |_| Semi-Annually |_| Annually
*This program may not be elected under Special Dollar Cost Averaging.
--------------------------------------------------------------------------------


                                                              Accumulator page 3
(1/98)                                                            cat. no 126737

12. AGREEMENT

All information and statements furnished in this enrollment form/application are true and complete to the best of my knowledge and belief. I understand and acknowledge that no agent has the authority to make or modify any Certificate/Contract on behalf of Equitable Life, or to waive or alter any of Equitable Life's rights and regulations. I understand that the Annuity Account Value attributable to allocations to the Investment Funds and variable annuity benefit payments, if a variable settlement option has been elected, may increase or decrease and are not guaranteed as to dollar amount. If I have elected the baseBUILDER, I understand that (1) the interest rate used for baseBUILDER does not represent a guarantee of my Annuity Account Value or cash value, and (2) if I subsequently exercise the baseBUILDER Guaranteed Minimum Income Benefit, it must be in the form of a lifetime income. I understand that amounts allocated to the Guaranteed Period Account may increase or decrease in accordance with a market value adjustment until the Expiration Date. Equitable Life may accept amendments to this enrollment form/application provided by me or under my authority. I understand that any change in benefits applied for or age at issue must be agreed to in writing on an amendment.

X
-------------------------------------  -----------------  ----------------------
Proposed Annuitant's Signature         Date               Signed at: City, State

X
-------------------------------------  -----------------  ----------------------
Proposed Owner's Signature             Date               Signed at: City, State
(If other than Annuitant)

                         (NEW YORK, OREGON AND VIRGINIA
             RESIDENTS SIGN ABOVE, ALL OTHER RESIDENTS SIGN BELOW.)

COLORADO: IT IS UNLAWFUL TO KNOWINGLY PROVIDE FALSE, INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE COMPANY. PENALTIES MAY INCLUDE IMPRISONMENT, FINES, DENIAL OF INSURANCE, AND CIVIL DAMAGES. ANY INSURANCE COMPANY OR AGENT OF AN INSURANCE COMPANY WHO KNOWINGLY PROVIDES FALSE, INCOMPLETE OR MISLEADING FACTS OR INFORMATION TO A CONTRACTOWNER OR CLAIMANT FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE CONTRACT OWNER OR CLAIMANT WITH REGARD TO A SETTLEMENT OR AWARD PAYABLE FROM INSURANCE PROCEEDS SHALL BE REPORTED TO THE COLORADO DIVISION OF INSURANCE WITHIN THE DEPARTMENT OF REGULATORY AGENCIES.

FLORIDA: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD OR DECEIVE AN INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE. EQUITABLE LIFE IS A WHOLLY OWNED SUBSIDIARY OF THE EQUITABLE COMPANIES INCORPORATED (EQ). AXA-UAP, AN INSURANCE HOLDING COMPANY, IS EQ'S LARGEST SHAREHOLDER. NEITHER EQ NOR AXA-UAP HAS ANY RESPONSIBILITY FOR THE INSURANCE OBLIGATIONS OF EQUITABLE LIFE.

NEW JERSEY: ANY PERSON WHO KNOWINGLY FILES A STATEMENT OF CLAIM CONTAINING ANY FALSE OR MISLEADING INFORMATION IS SUBJECT TO CRIMINAL AND CIVIL PENALTIES.

KENTUCKY: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN ENROLLMENT FORM FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL AND CIVIL PENALTIES.

ALL OTHER STATES: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY FILES AN ENROLLMENT FORM/APPLICATION OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE, MISLEADING OR INCOMPLETE INFORMATION IS GUILTY OF A CRIME WHICH MAY BE PUNISHABLE UNDER STATE OR FEDERAL LAW.

X
-------------------------------------  -----------------  ----------------------
Proposed Annuitant's Signature         Date               Signed at: City, State

X
-------------------------------------  -----------------  ----------------------
Proposed Owner's Signature             Date               Signed at: City, State
(If other than Annuitant)

Do you have reason to believe that any existing life insurance or annuity has been surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the Certificate/Contract applied for will be issued on the life of the Annuitant? |_| Yes |_| No

Florida License ID No(s). ________________________________________


1) -----------------------------------------------------------------------------
   Agent Signature                          Print Name & No. of Agent


   -----------------------------------------------------------------------------
   Agent Soc. Sec. No.                      Agency Code                    %


2) -----------------------------------------------------------------------------
   Agent Signature                          Print Name & No. of Agent


   -----------------------------------------------------------------------------
   Agent Soc. Sec. No.                      Agency Code                    %


                                                              Accumulator page 4
(1/98)                                                            cat. no 126737

[EQ LOGO]                                        INCOME MANAGER(SM) ROLLOVER IRA
                                         COMBINATION VARIABLE AND FIXED DEFERRED
                                 ANNUITY (QUALIFIED) Enrollment Form under Group
                    Contract No. AC 6727 and Application for Individual Contract
--------------------------------------------------------------------------------

1.   OWNER/ANNUITANT


-----------------------------------------------   ------------------------------
Name (First, Middle, Last)                        Date of Birth (Month/Day/Year)


-----------------------------------------------   ------------------------------
Address (Street, City, State, Zip Code)           Social Security No./TIN


---------------------   -----------------------   |_| Male   |_| Female
Home Phone Number       Office Phone Number


2. BENEFICIARY(IES) IF MORE THAN ONE - INDICATE %. TOTAL MUST EQUAL 100%.


--------------------------------   -----------------------------------   -------
Name (First, Middle, Last)         Relationship to Annuitant                   %


--------------------------------   -----------------------------------   -------
Name (First, Middle, Last)         Relationship to Annuitant                   %


--------------------------------   -----------------------------------   -------
Name (First, Middle, Last)         Relationship to Annuitant                   %


--------------------------------   -----------------------------------   -------
Name (First, Middle, Last)         Relationship to Annuitant                   %

|_| Check this box to designate your spouse as the Successor Owner/Annuitant and complete the following information. Your spouse must also be named as the sole primary beneficiary.

------------------------------------   -----------------------------------------      |_| Male   |_| Female
Spouse's Social Security No.           Spouse's Date of Birth (Month/Day/Year)


3.   ANNUITY COMMENCEMENT AGE

SPECIFY AGE:__________________ (Age 90 if not indicated)


4.   INITIAL CONTRIBUTION INFORMATION

TOTAL INITIAL CONTRIBUTION: $___________________________

If you are age 70 1/2 or older please read the enrollment form/application instructions applicable to you.

METHOD OF PAYMENT:     |_| By check payable to Equitable Life       |_| By wire

SOURCE OF FUNDS:

     TRADITIONAL IRA                                        ROTH IRA (Please read the enrollment form/application
     |_| Direct rollover from qualified plan or TSA         instructions applicable to Roth IRA Certificates/Contracts)
     |_| Direct transfer from other traditional IRA         |_| Conversion rollover from traditional IRA
     |_| Rollover from traditional IRA                      |_| Direct transfer from other Roth IRA
                                                            |_| Rollover from Roth IRA


5. GUARANTEED BENEFIT ELECTION ISSUE AGES 20 THROUGH 75 HAVE A CHOICE OF PLAN A OR PLAN B. FOR ISSUE AGES 76 THROUGH 78 AND NEW YORK RESIDENTS, PLAN B WILL APPLY.

|_| PLAN A (baseBUILDER Combined Guaranteed Minimum Death Benefit and Guaranteed Minimum Income Benefit) Choose a death benefit:*
     |_| 6% to Age 80 Benefit OR
     |_| 6% to Age 70 Benefit (Issue ages 65 and under)
             *6% to Age 80 Benefit will apply if no death benefit is selected.

|_|  PLAN B (Guaranteed Minimum Death Benefit only)



--------------------------------------------------------------------------------
            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
        Income Management Group, P.O. Box 1547, Secaucus, N.J. 07096-1547
                                 (800) 338-3434
(1/98)                    Part of Income Manager Portfolio       cat. no. 126736

6.   WITHDRAWALS (OPTIONAL)

A.   |_| SUBSTANTIALLY EQUAL PAYMENT WITHDRAWALS.
     Available only if you are below age 59 1/2.

     Frequency:       |_| Monthly     |_| Quarterly     |_| Annually
     Start Date: ________________ (Month, Day)

     Calculation Basis:       |_| Single Life     |_| Joint and 100% to Survivor

B.   |_| SYSTEMATIC WITHDRAWALS.
     Available only if you are age 59 1/2 to 70 1/2.

     Frequency:     |_| Monthly     |_| Quarterly     |_| Annually
     Start Date: ________________ (Month, Day)

     Amount of Withdrawal:  $_______________ or __________%

C.   |_| MINIMUM DISTRIBUTION WITHDRAWALS.
     Available only under traditional IRAs. You must be age 70 1/2 or older and have elected Self-Directed Allocation.

     Minimum Distribution Withdrawals based on the period of:
         |_|  Owner/Annuitant's life expectancy only
         |_|  joint life expectancies of Owner/Annuitant and spouse
         |_| joint life expectancies of Owner/Annuitant and non-spouse beneficiary

     If joint life, indicate joint Annuitant's date of birth: __________________

     Do you want your life expectancy recalculated?         |_| yes  |_| no

     If you elected joint life expectancies, do you want your spousal beneficiary's life expectancy recalculated?
         |_| yes      |_| no

WITHHOLDING ELECTION INFORMATION (Please refer to enrollment form/application instructions before completing)

A.   |_| I do not want to have Federal income tax withheld.
     (U.S. residence address and Social Security No. required)

B.   |_| I want to have Federal income tax withheld from each payment.


7.       SUITABILITY

A.   Did you receive the INCOME MANAGER ROLLOVER IRA prospectus? |_| Yes  |_| No

-----------------------------------   ------------------------------------------
Date of Prospectus                    Date(s) of any Supplement(s) to Prospectus

B. Will any existing life insurance or annuity be (or has it been) surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the Certificate/Contract applied for will be issued? |_| Yes |_| No If Yes, complete the following:


----------------  -----------------  ------------  -----------------------------
Year Issued       Type of Plan       Company       Certificate/Contract Number

C. National Association of Securities Dealers, Inc. (NASD) information (as required by the NASD)


------------------------------------------------     ---------------------------
Employer's Name & Address                            Owner's Occupation


--------------------------------------               ---------------------------
Estimated Annual Family Income                       Estimated Net Worth

Investment Objective:     |_| Income   |_| Income & Growth   |_| Growth
                          |_| Aggressive Growth   |_| Safety of Principal

Is Owner or Annuitant associated with or employed by a member
of the NASD?                    |_| Yes     |_| No


8.   SPECIAL INSTRUCTIONS


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                                                             Rollover IRA page 2
(1/98)                                                            cat. no 126736

     9.  ALLOCATION AMONG INVESTMENT OPTIONS  CHOOSE A, B OR C

                                                      (1) GUARANTEE PERIODS
                                                          -----------------
                                           February 15, 1999.............             %
                                                                         -------------

   -]A. |_| SELF-DIRECTED ALLOCATION       February 15, 2000.............             %
                                                                         -------------
   Allocate initial contribution
   between "(1) GUARANTEE PERIODS" and     February 15, 2001.............             %
   "(2) INVESTMENT FUNDS."  The                                          -------------
   total of (1) and (2) must equal
   100%.                                   February 15, 2002.............             %
                                                                         -------------

                                           February 15, 2003.............             %
                                                                         -------------

                                           February 15, 2004.............             %
                                                                         -------------

                                           February 15, 2005.............             %
                                                                         -------------

                                           February 15, 2006.............             %
                                                                         -------------

                                           February 15, 2007.............             %
                                                                         -------------

                                           February 15, 2008.............             %
                                                                         -------------
                                                                                          SUBTOTAL............             % (1)
   -]B. |_| PRINCIPAL ASSURANCE                                                                                ------------
                                                       (2) INVESTMENT FUNDS
   Under Principal Assurance, an                           ----------------
   amount is allocated to a Guarantee
   Period so that its maturity value
   will equal the initial contribution      EQUITY SERIES:
   in the year selected.                    --------------
                                              DOMESTIC EQUITY

                                              Alliance Common Stock........................                 %
    SELECT MATURITY YEAR:                                                                  -----------------

    |_| 2005  |_| 2006  |_| 2007              Alliance Growth & Income.....................                 %
    |_| 2008                                                                               -----------------

   Allocate the remaining amount of           BT Equity 500 Index..........................                 %
   the initial contribution only to                                                        -----------------
   "(2) INVESTMENT FUNDS."
   The total must equal 100%.                 EQ/Putnam Growth & Income Value..............                 %
                                                                                           -----------------

                                              MFS Research.................................                 %
                                                                                           -----------------

                                              Merrill Lynch Basic Value Equity.............                 %
                                                                                           -----------------

                                              T. Rowe Price Equity Income..................                 %
                                                                                            -----------------
                                            INTERNATIONAL EQUITY

                                              Alliance Global..............................                 %
                                                                                           -----------------

                                              Alliance International.......................                 %
                                                                                           -----------------

                                              BT International Equity Index................                 %
                                                                                           -----------------

                                              Morgan Stanley Emerging Markets Equity.......                 %
                                                                                           -----------------

                                              T. Rowe Price International Stock............                 %
                                                                                           -----------------
                                              AGGRESSIVE EQUITY

   -]C. |_| SPECIAL DOLLAR COST               Alliance Aggressive Stock....................                 %
            AVERAGING                                                                      -----------------

   The initial contribution is                Alliance Small Cap Growth....................                 %
   allocated to the Alliance Money                                                         -----------------
   Market Fund.  Thereafter,
   amounts are transferred                    BT Small Company Index.......................                 %
   monthly over a twelve month period                                                      -----------------
   from the Alliance Money Market
   Fund to the other Investment Funds
   based on the percentages you               MFS Emerging Growth Companies................                 %
   indicate under "(2) INVESTMENT FUNDS."                                                  -----------------
   The total must equal 100%.
   Do not indicate a percentage for the       Warburg Pincus Small Company Value...........                 %
   Alliance Money Market Fund.                                                             -----------------

                                            ASSET ALLOCATION SERIES:
                                            ------------------------

                                              Alliance Conservative Investors..............                 %
                                                                                           -----------------

                                              Alliance Growth Investors....................                 %
                                                                                           -----------------

                                              EQ/Putnam Balanced...........................                 %
                                                                                           -----------------

                                              Merrill Lynch World Strategy.................                 %
                                                                                           -----------------

                                            FIXED INCOME SERIES:
                                            --------------------

                                              AGGRESSIVE FIXED INCOME

                                              Alliance High Yield..........................                 %
                                                                                           -----------------
                                              DOMESTIC FIXED INCOME

                                              Alliance Intermediate Gov't. Securities......                 %
                                                                                           -----------------

                                              Alliance Money Market........................                 %
                                                                                           -----------------

                                                                                           SUBTOTAL...........              %(2)
                                                                                                                ------------

                                                                                                 TOTAL..............100%.


--------------------------------------------------------------------------------
|_| REBALANCING* The allocation among the Investment Funds will be periodically re-adjusted according to the allocation percentages you indicate above. SELECT
REBALANCING FREQUENCY:   |_| Quarterly |_| Semi-Annually |_| Annually
*This program may not be elected under Special Dollar Cost Averaging.
--------------------------------------------------------------------------------


                                                             Rollover IRA page 3
(1/98)                                                            cat. no 126736

10.  AGREEMENT

All information and statements furnished in this enrollment form/application are true and complete to the best of my knowledge and belief. I understand and acknowledge that no agent has the authority to make or modify any Certificate/Contract on behalf of Equitable Life, or to waive or alter any of Equitable Life's rights and regulations. I understand that the Annuity Account Value attributable to allocations to the Investment Funds and variable annuity benefit payments, if a variable settlement option has been elected, may increase or decrease and are not guaranteed as to dollar amount. If I have elected the baseBUILDER, I understand that (1) the interest rate used for baseBUILDER does not represent a guarantee of my Annuity Account Value or cash value, and (2) if I subsequently exercise the baseBUILDER Guaranteed Minimum Income Benefit, it must be in the form of a lifetime income. I understand that amounts allocated to the Guaranteed Period Account may increase or decrease in accordance with a market value adjustment until the Expiration Date. Equitable Life may accept amendments to this enrollment form/application provided by me or under my authority. I understand that any change in benefits applied for or age at issue must be agreed to in writing on an amendment.

X
-------------------------------------  -----------------  ----------------------
Proposed Annuitant's Signature         Date               Signed at: City, State

                         (NEW YORK, OREGON AND VIRGINIA
             RESIDENTS SIGN ABOVE, ALL OTHER RESIDENTS SIGN BELOW.)

COLORADO: IT IS UNLAWFUL TO KNOWINGLY PROVIDE FALSE, INCOMPLETE, OR MISLEADING FACTS OR INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE COMPANY. PENALTIES MAY INCLUDE IMPRISONMENT, FINES, DENIAL OF INSURANCE, AND CIVIL DAMAGES. ANY INSURANCE COMPANY OR AGENT OF AN INSURANCE COMPANY WHO KNOWINGLY PROVIDES FALSE, INCOMPLETE OR MISLEADING FACTS OR INFORMATION TO A CONTRACTOWNER OR CLAIMANT FOR THE PURPOSE OF DEFRAUDING OR ATTEMPTING TO DEFRAUD THE CONTRACT OWNER OR CLAIMANT WITH REGARD TO A SETTLEMENT OR AWARD PAYABLE FROM INSURANCE PROCEEDS SHALL BE REPORTED TO THE COLORADO DIVISION OF INSURANCE WITHIN THE DEPARTMENT OF REGULATORY AGENCIES.

FLORIDA: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO INJURE, DEFRAUD OR DECEIVE AN INSURER FILES A STATEMENT OF CLAIM OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE. EQUITABLE LIFE IS A WHOLLY OWNED SUBSIDIARY OF THE EQUITABLE COMPANIES INCORPORATED (EQ). AXA-UAP, AN INSURANCE HOLDING COMPANY, IS EQ'S LARGEST SHAREHOLDER. NEITHER EQ NOR AXA-UAP HAS ANY RESPONSIBILITY FOR THE INSURANCE OBLIGATIONS OF EQUITABLE LIFE.

NEW JERSEY: ANY PERSON WHO KNOWINGLY FILES A STATEMENT OF CLAIM CONTAINING ANY FALSE OR MISLEADING INFORMATION IS SUBJECT TO CRIMINAL AND CIVIL PENALTIES.

KENTUCKY: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN ENROLLMENT FORM FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SUBJECTS SUCH PERSON TO CRIMINAL AND CIVIL PENALTIES.

ALL OTHER STATES: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY FILES AN ENROLLMENT FORM/APPLICATION OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE, MISLEADING OR INCOMPLETE INFORMATION IS GUILTY OF A CRIME WHICH MAY BE PUNISHABLE UNDER STATE OR FEDERAL LAW.

X
--------------------------------------  ----------------- ----------------------
Proposed Owner / Annuitant's Signature  Date              Signed at: City, State

Do you have reason to believe that any existing life insurance or annuity has been surrendered, withdrawn from, loaned against, changed or otherwise reduced in value, or replaced in connection with this transaction assuming the Certificate/Contract applied for will be issued on the life of the Annuitant? |_| Yes |_| No

Florida License ID No(s). ________________________________________


1) -----------------------------------------------------------------------------
   Agent Signature                          Print Name & No. of Agent


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   Agent Soc. Sec. No.                      Agency Code                    %


2) -----------------------------------------------------------------------------
   Agent Signature                          Print Name & No. of Agent


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   Agent Soc. Sec. No.                      Agency Code                    %


                                                             Rollover IRA page 4
(1/98)                                                            cat. no 126736